EXHIBIT 10.23

	CERTIFICATE OF AMENDMENT

	          OF

	ARTICLES OF INCORPORATION

	          OF

        CAL ALTA AUTO GLASS, INC.


	The undersigned President and Secretary of Cal Alta Auto
Glass, Inc., a corporation organized and existing under and by virtue of the Nevada General Corporation Law, do hereby certify that:

	FIRST:  That the Board of Directors of Cal Alta Auto
Glass, Inc., at a meeting duly convened, held on February 18, 2009, adopted a resolution to amend the Articles of Incorporation as set forth below.

	SECOND: That by action of the majority of the Shareholders of Cal Alta Auto Glass, Inc., resolutions were duly adopted setting forth a proposed amendment to Article numbered "I" of the Articles of Incorporation of said corporation. The resolution setting forth the proposed amendment is as follows:

	RESOLVED: This Board of Directors hereby approves an amendment to Article "I" of this Company's Articles of Incorporation so that, as amended, it shall be and read as follows:

	"Article I

      The name of this corporation is Cal Alta Group, Inc."

	THIRD: That said amendment was duly adopted in accordance with provisions of Section 78.390 of the Nevada
General Corporation Law.

	The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 32,167,333 and that said changes and amendment have been consented to and approved by a majority vote of the stockholders holding a majority of each class of stock outstanding and entitled to vote thereon.

___________________________
Kirk R. Reed, President

___________________________
Monica M. Sheridan, Secretary